                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink's Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2004 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of February, 2005.




                                                           /s/ Roger G. Ackerman
                                                           ---------------------
                                                               Roger G. Ackerman

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), her true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink's Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2004 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign her name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of February, 2005.




                                                            /s/ Betty C. Alewine
                                                            --------------------
                                                                Betty C. Alewine

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink's Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2004 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of March, 2005.




                                                             /s/ James R. Barker
                                                             -------------------
                                                                 James R. Barker

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink's Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2004 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of February, 2005.




                                                          /s/ Marc C. Breslawsky
                                                          ----------------------
                                                              Marc C. Breslawsky

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink's Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2004 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of February, 2005.




                                                              /s/ John S. Brinzo
                                                              ------------------
                                                                  John S. Brinzo

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink's Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2004 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24 day of February, 2005.




                                                          /s/ James L. Broadhead
                                                          ----------------------
                                                              James L. Broadhead

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink's Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2004 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of February, 2005.




                                                            /s/ Gerald Grinstein
                                                            --------------------
                                                                Gerald Grinstein

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink's Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2004 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of February, 2005.




                                                             /s/ Ronald M. Gross
                                                             -------------------
                                                                 Ronald M. Gross

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink's Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2004 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of February, 2005.




                                                              /s/ Carl S. Sloane
                                                              ------------------
                                                                  Carl S. Sloane

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink's Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2004 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of February, 2005.




                                                            /s/ Ronald L. Turner
                                                            --------------------
                                                                Ronald L. Turner